CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 24, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                         KNIGHTSBRIDGE FINE WINES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada
(State or other jurisdiction    (Commission File Number)    (IRS Employer of
 incorporation)                                              Identification No.)


                            One Kirkland Ranch Road,
                             Napa, California 94558
               (Address of principal executive offices (zip code))

                                 (707) 254-9100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01: Entry into a Material Definitive Agreement
-----------------------------------------------------

SECTION 2 - FINANCIAL INFORMATION

Item 2.03:  Creation of a Direct Financial Obligation or an Obligation under an
--------------------------------------------------------------------------------
Off-Balance Sheet Arrangement
-----------------------------

On September 24, 2004, Knightsbridge Fine Wines, Inc. and Gryphon Master Fund, L.P. entered a Debt Restructuring Agreement. Pursuant to the Agreement, Gryphon agreed to cancel certain penalties due to it under the Senior Secured Convertible Note dated April 21, 2004, and to freeze remaining penalties that may come due pursuant to the terms of the Registration Rights Agreement dated April 21, 2004. Gryphon also agreed to cancel certain interest payments currently due and which will become due pursuant to the terms of the $5,500,000 Note dated April 21, 2004. In consideration for the foregoing agreements by Gryphon, we agreed to issue a new promissory note in the amount of seven hundred thousand dollars ($700,000), which will bear interest at 6% per annum and is due and payable on August 31, 2005.

The specific amounts to be cancelled are as follows: all amounts currently payable, or that in the future may become payable, as liquidated damages under
Section 2(c)(i) of the Registration Rights Agreement; the interest payment that was due and payable on July 1, 2004, under Section 2 of the Note dated April 21, 2004; and, the interest payment that will become due and payable on January 1, 2005, under Section 2 of the Note. (Form of Registration Rights Agreement and Original Note are incorporated by reference to Exhibit 10.9 and 10.6 respectively, to the Company's Current Report on Form 8-K filed on May 3, 2004).

The new Note is secured by 3,000,000 shares of the Company's common stock owned by Joel Shapiro. Joel Shapiro, Gryphon and Warren W. Garden, P.C. entered into a Stock Pledge Agreement on September 24, 2004, which secures payment of all of our obligations now or hereafter existing under the Agreement and the new Note. The Collateral will be held pursuant to the Stock Pledge and Escrow Agreements that were also entered into on September 24, 2004. Should an Event of Default (as defined in the new Note) occur, which we do not cure following notice in accordance with the terms of the new Note, then Gryphon shall have the right to immediately demand that the Collateral be released to Gryphon and shall also be entitled to reinstate any interest or penalties previously cancelled or frozen pursuant to the terms of the Agreement less any amounts actually paid by us under the new Note. The principal and interest of the new Note shall be paid by us if Gryphon makes such demand upon the occurrence of an Event of Default or on August 31, 2005, whichever event occurs earlier. The term of the Agreement begins as of the Effective Date of the Agreement and ends on the date that the
Note is paid in full and we have complied with our obligations under the Agreement and the new Note.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01:  Financial Statements and Exhibits
---------------------------------------------

(c) Exhibits

Exhibit No.                  Description
-----------                  ------------

         10.1 Debt Restructuring Agreement dated September 24, 2004 between Knightsbridge Fine Wines, Inc. and Gryphon Master Fund, LP

         10.2     Escrow   Agreement  dated  September  24,  2004  between  Joel
                  Shapiro, Gryphon Master Fund, L.P., and Warren W. Garden, P.C.

         10.3     Irrevocable Escrow Agent Instructions dated September 24, 2004

         10.4     Notice Of Conversion Price Adjustment dated September 24, 2004

         10.5 Promissory Note dated September 24, 2004 between Knightsbridge Fine Wines, Inc. and Gryphon Master Fund, LP

         10.6 Stock Pledge Agreement dated September 24, 2004 between Joel Shapiro, Gryphon Master Fund, L.P., and Warren W. Garden, P.C.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Knightsbridge Fine Wines, Inc.

                                                 By: /s/ Joel Shapiro
                                                 ------------------------------
                                                         Joel Shapiro, CEO







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